EXHIBIT 17

TD WATERHOUSE TRUST

TD WATERHOUSE BOND INDEX FUND
TD WATERHOUSE DOW 30 FUND
TD WATERHOUSE 500 INDEX FUND
TD WATERHOUSE EXTENDED MARKET INDEX FUND
TD WATERHOUSE ASIAN PACIFIC INDEX FUND
TD WATERHOUSE EUROPEAN INDEX FUND

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Shareholders (“Meeting”)
June 7, 2005, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard Neiman and Michele Teichner as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on April 15, 2005, at the Meeting to be held on June 7, 2005 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1(c) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MAY __, 2005 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.

2) Please call the toll free number provided on your Proxy card.

3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.

2) Go to Web site www.ProxyVote.com.

3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

1

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE TRUST
TD Waterhouse 500 Index Fund

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposals	For	Against	Abstain

1. (c) For TD Waterhouse 500 Index Fund shareholders: To approve a Plan of Reorganization between TD Waterhouse 500 Index Fund, a series of TD Waterhouse Trust, and T. Rowe Price Equity Index 500 Fund, a series of T. Rowe Price Index Trust, Inc.	/ /	/ /	/ /

For address changes, please check this box    /  /
and write them on the back.

Please be sure to sign and date this Proxy.

__________________________

__________________________	________________
Signature (PLEASE SIGN WITHIN THE BOX)	Date

__________________________

__________________________	________________
Signature (Joint Owners)	Date

2

TD WATERHOUSE TRUST

TD WATERHOUSE BOND INDEX FUND
TD WATERHOUSE DOW 30 FUND
TD WATERHOUSE 500 INDEX FUND
TD WATERHOUSE EXTENDED MARKET INDEX FUND
TD WATERHOUSE ASIAN PACIFIC INDEX FUND
TD WATERHOUSE EUROPEAN INDEX FUND

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Shareholders (“Meeting”)
June 7, 2005, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard Neiman and Michele Teichner as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on April 15, 2005, at the Meeting to be held on June 7, 2005 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1(e) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MAY __, 2005 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.

2) Please call the toll free number provided on your Proxy card.

3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.

2) Go to Web site www.ProxyVote.com.

3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

1

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE TRUST
TD Waterhouse Asian Pacific Index Fund

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposals	For	Against	Abstain

1. (e) For TD Waterhouse Asian Pacific Index Fund shareholders: To approve a Plan of Reorganization between TD Waterhouse Asian Pacific Index Fund, a series of TD Waterhouse Trust, and T. Rowe Price International Equity Index Fund, a series of T. Rowe Price International Index, Inc.	/ /	/ /	/ /

For address changes, please check this box    /  /
and write them on the back.

Please be sure to sign and date this Proxy.

__________________________

__________________________	________________
Signature (PLEASE SIGN WITHIN THE BOX)	Date

__________________________

__________________________	________________
Signature (Joint Owners)	Date

2

TD WATERHOUSE TRUST

TD WATERHOUSE BOND INDEX FUND
TD WATERHOUSE DOW 30 FUND
TD WATERHOUSE 500 INDEX FUND
TD WATERHOUSE EXTENDED MARKET INDEX FUND
TD WATERHOUSE ASIAN PACIFIC INDEX FUND
TD WATERHOUSE EUROPEAN INDEX FUND

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Shareholders (“Meeting”)
June 7, 2005, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard Neiman and Michele Teichner as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on April 15, 2005, at the Meeting to be held on June 7, 2005 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1(a) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MAY __, 2005 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.

2) Please call the toll free number provided on your Proxy card.

3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.

2) Go to Web site www.ProxyVote.com.

3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

1

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE TRUST
TD Waterhouse Bond Index Fund

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposals	For	Against	Abstain

1. (a) For TD Waterhouse Bond Index Fund shareholders: To approve a Plan of Reorganization between TD Waterhouse Bond Index Fund, a series of TD Waterhouse Trust, and T. Rowe Price U.S. Bond Index Fund, a series of T. Rowe Price U.S. Bond Index Fund, Inc.	/ /	/ /	/ /

For address changes, please check this box    /  /
and write them on the back.

Please be sure to sign and date this Proxy.

__________________________

__________________________	________________
Signature (PLEASE SIGN WITHIN THE BOX)	Date

__________________________

__________________________	________________
Signature (Joint Owners)	Date

2

TD WATERHOUSE TRUST

TD WATERHOUSE BOND INDEX FUND
TD WATERHOUSE DOW 30 FUND
TD WATERHOUSE 500 INDEX FUND
TD WATERHOUSE EXTENDED MARKET INDEX FUND
TD WATERHOUSE ASIAN PACIFIC INDEX FUND
TD WATERHOUSE EUROPEAN INDEX FUND

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Shareholders (“Meeting”)
June 7, 2005, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard Neiman and Michele Teichner as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on April 15, 2005, at the Meeting to be held on June 7, 2005 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1(b) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MAY __, 2005 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.

2) Please call the toll free number provided on your Proxy card.

3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.

2) Go to Web site www.ProxyVote.com.

3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

1

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE TRUST
TD Waterhouse Dow 30 Fund

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposals	For	Against	Abstain

1. (b) For TD Waterhouse Dow 30 Fund shareholders: To approve a Plan of Reorganization between TD Waterhouse Dow 30 Fund, a series of TD Waterhouse Trust, and T. Rowe Price Equity Index 500 Fund, a series of T. Rowe Price Index Trust, Inc.	/ /	/ /	/ /

2. For TD Waterhouse Dow 30 Fund shareholders: To approve a change in the fundamental investment objective of the TD Waterhouse Dow 30 Fund.	/ /	/ /	/ /

For address changes, please check this box    /  /
and write them on the back.

Please be sure to sign and date this Proxy.

__________________________

__________________________	________________
Signature (PLEASE SIGN WITHIN THE BOX)	Date

__________________________

__________________________	________________
Signature (Joint Owners)	Date

2

TD WATERHOUSE TRUST

TD WATERHOUSE BOND INDEX FUND
TD WATERHOUSE DOW 30 FUND
TD WATERHOUSE 500 INDEX FUND
TD WATERHOUSE EXTENDED MARKET INDEX FUND
TD WATERHOUSE ASIAN PACIFIC INDEX FUND
TD WATERHOUSE EUROPEAN INDEX FUND

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Shareholders (“Meeting”)
June 7, 2005, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard Neiman and Michele Teichner as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on April 15, 2005, at the Meeting to be held on June 7, 2005 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1(f) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MAY __, 2005 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.

2) Please call the toll free number provided on your Proxy card.

3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.

2) Go to Web site www.ProxyVote.com.

3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

1

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE TRUST
TD Waterhouse European Index Fund

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposals	For	Against	Abstain

1. (f) For TD Waterhouse European Index Fund shareholders: To approve a Plan of Reorganization between TD Waterhouse European Index Fund, a series of TD Waterhouse Trust, and T. Rowe Price International Equity Index Fund, a series of T. Rowe Price International Index Fund, Inc.	/ /	/ /	/ /

For address changes, please check this box    /  /
and write them on the back.

Please be sure to sign and date this Proxy.

__________________________

__________________________	________________
Signature (PLEASE SIGN WITHIN THE BOX)	Date

__________________________

__________________________	________________
Signature (Joint Owners)	Date

2

TD WATERHOUSE TRUST

TD WATERHOUSE BOND INDEX FUND
TD WATERHOUSE DOW 30 FUND
TD WATERHOUSE 500 INDEX FUND
TD WATERHOUSE EXTENDED MARKET INDEX FUND
TD WATERHOUSE ASIAN PACIFIC INDEX FUND
TD WATERHOUSE EUROPEAN INDEX FUND

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Shareholders (“Meeting”)
June 7, 2005, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard Neiman and Michele Teichner as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on April 15, 2005, at the Meeting to be held on June 7, 2005 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1(d) IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MAY __, 2005 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have this Proxy card at hand.

2) Please call the toll free number provided on your Proxy card.

3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.

2) Go to Web site www.ProxyVote.com.

3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

1

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE TRUST
TD Waterhouse Extended Market Index Fund

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposals	For	Against	Abstain

1. (d) For TD Waterhouse Extended Market Index Fund shareholders: To approve a Plan of Reorganization between TD Waterhouse Extended Market Index Fund, a series of TD Waterhouse Trust, and T. Rowe Price Extended Equity Market Index Fund, a series of T. Rowe Price Index Trust, Inc.	/ /	/ /	/ /

For address changes, please check this box    /  /
and write them on the back.

Please be sure to sign and date this Proxy.

__________________________

__________________________	________________
Signature (PLEASE SIGN WITHIN THE BOX)	Date

__________________________

__________________________	________________
Signature (Joint Owners)	Date

2